STERLING CAPITAL HEDGED EQUITY PREMIUM INCOME ETF

SUPPLEMENT DATED APRIL 29, 2026

TO EACH OF THE

PROSPECTUS AnD STATEMENT OF ADDITIONAL INFORMATION OF THE FUND

EACH DATED December 8, 2025, AS SUPPLEMENTED FROM TIME TO TIME

This Supplement provides new and additional information and supersedes any information to the contrary in each of the Prospectus ("Prospectus") and Statement of Additional Information ("SAI") for Sterling Capital Hedged Equity Premium Income ETF (the "Fund") each dated December 8, 2025, as may be supplemented from time to time.

As currently disclosed in the Prospectus and SAI, the Fund ordinarily pays monthly distributions in the form of dividends from net investment income and net capital gains distributions annually. It is anticipated that a significant portion of the Fund's distributions may represent a return of capital for tax purposes. A return of capital is treated as a non-dividend distribution for U.S. federal income tax purposes, is not taxable and reduces a shareholder's tax cost basis in Fund shares. To the extent that a return of capital distribution exceeds a shareholder's adjusted basis in their shares, the distribution will be treated as gain from the sale of shares. Additional information about the amount and nature of the Fund's distributions can be found on the Fund's website at https://sterlingcapital.com/investments/exchange-traded-funds/scep/#distribution.

Prospectus and SAI Disclosure Updates:

In the section titled "How to Buy and Sell Shares – Dividends, Other Distributions and Taxes" on page 50 of the Prospectus, the third paragraph is hereby deleted and replaced in its entirety with the following:

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Funds. Each Fund distributes its net realized capital gains, if any, to shareholders annually. The Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

The Sterling Capital Hedged Equity Premium Income ETF anticipates that a significant portion of the Fund's distributions may represent a return of capital for tax purposes. Please see "Taxes On Distributions" for additional information regarding the tax treatment of a return of capital.

In the section titled "How to Buy and Sell Shares – Taxes On Distributions" on page 51 of the Prospectus, the fourth paragraph is hereby deleted and replaced in its entirety with the following:

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in shares and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital. A return of capital distribution does not necessarily reflect a Fund's investment performance and should not be confused with "yield" or "income." No assurance can be given regarding the future tax character of a Fund's distributions.

The following information is added to the section titled "Dividends and Distributions" on page 52 of the SAI immediately following the "Capital Gains" section:

RETURN OF CAPITAL. It is anticipated that a significant portion of the Sterling Capital Hedged Equity Premium Income ETF's distributions may exceed its net investment income and net realized capital gains (if any) in a taxable year and, therefore, may represent a return of capital for tax purposes. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income." In addition, a return of capital is treated as a non-dividend distribution for U.S. federal income tax purposes, is not taxable, and reduces a shareholder's tax basis in Fund shares. To the extent that a return of capital distribution exceeds a shareholder's adjusted basis, the distribution will be treated as gain from the sale of shares. No assurance can be given regarding the future tax character of the Fund's distributions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.